Exhibit 10.8
GUARANTY

In consideration of and in order to induce First International Bank & Trust, a North Dakota banking corporation (the “Lender”), to extend financial accommodations to Nuverra Environmental Solutions, Inc., a Delaware corporation (the “Borrower”), as evidenced by that certain Loan Agreement of even date herewith (“Loan Agreement”; capitalized terms used herein but not otherwise defined shall have the meanings provided for in the Loan Agreement) and those certain Promissory Notes of even date herewith executed by the Borrower and payable to the order of the Lender, as more fully described in the Loan Agreement (collectively, the “Note”), each of the undersigned (collectively, the “Guarantor”), hereby jointly and severally:
1.Unconditionally and absolutely guarantees to the Lender:
(a)the full and prompt payment, when due, whether at the maturity dates specified therein or theretofore upon acceleration of maturity pursuant to the provisions thereof, of principal, accrued interest, prepayment premiums and late charges, if any, on the Note, and any and all renewals thereof including notes taken in substitution therefor;
(b)the payment and performance by the Borrower of all of its obligations under and pursuant to the Loan Agreement, the Note any and all documents related thereto, including the Collateral (as defined in the Loan Agreement); and
(c)    the payment of the Note, and such other liability, indebtedness and obligations under the Loan Agreement and the Loan Documents (collectively, referred to as the “Obligations”); together with the full and prompt payment of any and all costs and expenses of and incidental to the collection of the Obligations or the enforcement of this Guaranty, including, without limitation, reasonable and documented attorneys’ fees.
2.Agrees that if the Borrower fails to pay any installment of principal or interest under the Note, when due, and an Event of Default has occurred and is continuing, the Lender may demand payment from the Guarantor of such installment (or portion thereof) of principal or interest on the Note, when due, and the Guarantor shall immediately pay the same to the Lender, and the Lender may demand payment or performance of any or all of the other Obligations, when such payment or performance is due or required, and the Guarantor shall immediately pay or perform the same, whether or not the Lender has (i) accelerated payment of the Note; or (ii) commenced repossession of, or foreclosure of any security interest, mortgage or other lien in, any or all of the collateral securing the Note; or (iii) otherwise exercised its rights and remedies hereunder or under the Note, the Loan Agreement or the documents related thereto or applicable law.
3.Waives (i) presentment, demand, notice of nonpayment, protest and notice of protest and dishonor on the Obligations; (ii) notice of acceptance of this Guaranty by the Lender; and (iii) notice of the creation or incurrence of the Obligations by the Borrower.

4.Agrees that the Lender may from time to time, without notice to the Guarantor, which notice is hereby waived by the Guarantor, extend, modify, renew or compromise the Obligations, in whole or in part, without releasing, extinguishing or affecting in any manner whatsoever the liability of the Guarantor hereunder, the foregoing acts being hereby consented to by the Guarantor.
5.Agrees that the Lender shall not be required to first resort for payment to the Borrower or any other person, corporation or entity, or their properties or estates, or any other right or remedy whatsoever, prior to enforcing this Guaranty.
6.Agrees that this Guaranty shall be construed as a continuing, absolute, and unconditional guaranty without regard to (i) the validity, regularity or enforceability of the Obligations or the disaffirmance thereof in any insolvency or bankruptcy proceeding relating to the Borrower; or (ii) any event or any conduct or action of the Borrower or the Lender or any other party which might otherwise constitute a legal or equitable discharge of a surety or guarantor but for this provision.
7.Agrees that this Guaranty shall remain in full force and effect and be binding upon the Guarantor until the Obligations are paid in full.
8.Agrees that the Lender is expressly authorized to forward or deliver any or all collateral and security which may at any time be placed with it by the Borrower, the Guarantor or any other person, directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner and to renew, extend, compromise, exchange, release, surrender or modify the installments of, any or all of such collateral and security with or without consideration and without notice to the Guarantor and without in any manner affecting the absolute liability of the Guarantor hereunder; and that the liability of the Guarantor hereunder shall not be affected or impaired by any failure, neglect or omission on the part of the Lender to realize upon the Obligations, or upon any collateral or security therefor, nor by the taking by the Lender of any other guaranty or guaranties to secure the Obligations or any other indebtedness of the Borrower to the Lender, nor by the taking by the Lender of collateral or security of any kind nor by any act or failure to act whatsoever which, but for this provision, might or could in law or in equity act to release or reduce the Guarantor’s liability hereunder.
9.Waives any right that the Guarantor may have to collect or seek to collect from the Borrower the claim, if any, by subrogation or otherwise, acquired by the Guarantor through payment of any part or all of the Obligations until the Obligations have been paid in full.
10.Agrees that the liability of the Guarantor hereunder shall not be affected or impaired by the existence or creation from time to time, with or without notice to the Guarantor, which notice is hereby waived, of indebtedness from the Borrower to the Lender in addition to the indebtedness evidenced by the Note; the creation or existence of such additional indebtedness being hereby consented to by the Guarantor.
11.Agrees that the possession of this instrument of guaranty by the Lender shall be conclusive evidence of due execution and delivery hereof by the Guarantor.

12.Agrees that this Guaranty shall be binding upon the successors and assigns of the Guarantor, and shall inure to the benefit of the Lender and its successors, assigns and legal representatives; that notwithstanding the foregoing, the Guarantor shall have no right to assign or otherwise transfer its rights and obligations under this Guaranty to any third party without the prior written consent of the Lender; and that any such assignment or transfer shall not release or affect the liability of the Guarantor hereunder in any manner whatsoever.
13.Agrees that the Guarantor may be joined in any action or proceeding commenced against the Borrower in connection with or based upon the Obligations and recovery may be had against the Guarantor in any such action or proceeding or in any independent action or proceeding against the Guarantor should the Borrower fail to duly and punctually pay any of the principal of or interest on the Obligations without any requirement that the Lender first assert, prosecute or exhaust any remedy or claim against the Borrower.
14.Agrees that upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement), the Lender shall have the right to set off any and all amounts due hereunder by the Guarantor to the Lender against any indebtedness or obligation of the Lender to the Guarantor.
15.Agrees that the Guarantor shall be liable to the Lender for any deficiency remaining after foreclosure of any mortgage or deed of trust in real estate or any security interest in personal property granted by the Borrower (if any such mortgage or deed of trust may currently or subsequently exist), the Guarantor or any third party to the Lender to secure repayment of the Obligations and the subsequent sale by the Lender of the property subject thereto to a third party (whether at a foreclosure sale or at a sale thereafter by the Lender in the event the Lender purchases said property at the foreclosure sale) notwithstanding any provision of applicable law which may prevent the Lender from obtaining a deficiency judgment against, or otherwise collecting a deficiency from, the Borrower.
16.Agrees that this Guaranty shall be deemed a contract made under and pursuant to the laws of the State of North Dakota and shall be governed by and construed under the laws of such state without giving effect to the choice of law provisions thereof; and that, wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the Guaranty.
17.Agrees that no failure on the part of the Lender to exercise, and no delay in exercising, any right or remedy hereunder shall operate as or constitute a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law.

18.Waives any and all claims against the Lender and defenses to performance and payment hereunder relating in any way, directly or indirectly, to the performance of the Lender’s obligations or exercise of any of its rights under the Note and the documents related thereto.
19.Warrants and represents to the Lender as follows:
(a)Enforceability. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (subject, as to enforceability, to limitations resulting from bankruptcy, insolvency or other similar laws affecting creditors’ rights generally).
(b)Litigation. There is no action, suit or proceeding pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), properties or assets of the Guarantor, or which would question the validity of this Guaranty or any instrument, document or other agreement related hereto or required hereby, or impair the ability of the Guarantor to perform its obligations hereunder or thereunder.
(c)Default. The Guarantor is not in default of any provision under any material agreement, instrument, decree or order to which it is a party or by which its property is bound or affected that could result in a material adverse effect on the condition (financial or otherwise), properties or assets of the Guarantor.
(d)Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any governmental authority or any third party is required in connection with the execution and delivery of this Guaranty or any of the agreements or instruments herein mentioned to which the Guarantor is a party or the carrying out or performance of any of the transactions required or contemplated hereby or thereby or, if required, such consent, approval, order or authorization has been obtained or such registration, declaration or filing has been accomplished or such notice has been given prior to the date hereof.
(e)Taxes. The Guarantor has filed all tax returns required to be filed and has paid all taxes shown thereon to be due, including interest and penalties, which are not being contested in good faith and by appropriate proceedings and has no information or knowledge of any objections to or claims for additional taxes in respect of federal income or excess profits tax returns for prior years.
(f)Financial Condition. The financial statements of the Guarantor furnished to the Lender are complete and correct in all material respects and fairly present the financial condition of the Guarantor at the dates of such statements. Since the most recent set of financial statements delivered by the Guarantor to the Lender, there have been no material adverse changes in the financial condition of the Guarantor.

(g)Formation, Etc.. Each Guarantor is an entity that is duly organized and validly existing and in good standing in their respective states of existence, and, if required by applicable law, in the state where they own real property, and have all requisite power and authority to carry on their business as now conducted and as presently proposed to be conducted. Each Guarantor has full power, right and authority to execute and perform this Guaranty, and, furthermore, that the officer and/or member signing this Guaranty on behalf of each Guarantor has been given the right, power and authority to execute this Guaranty in such capacity.
20.Agrees that the liability of the Guarantor and any other guarantor of the Obligations shall be joint and several.
21.Agrees to deliver to the Lender the financial information and documentation required under the Loan Agreement.
22.Agrees that (i) each Guarantor will indirectly benefit by and from the making of the loan by the Lender to the Borrower evidenced by the Note; (ii) it has received legal and adequate consideration for the execution of this Guaranty and has executed and delivered this Guaranty to the Lender in good faith in exchange for reasonably equivalent value; (iii) it is not presently insolvent and will not be rendered insolvent by virtue of the execution and delivery of this Guaranty; (iv) it has not executed or delivered this Guaranty with actual intent to hinder, delay or defraud its creditors; and (v) the Lender has agreed to make such loan in reliance upon this Guaranty.
23.Agrees that if, at any time, all or any part of any payment previously applied by the Lender to any of the Obligations must be returned by the Lender for any reason, whether by court order, administrative order or settlement, the Guarantor shall remain liable for the full amount returned as if said amount had never been received by the Lender, notwithstanding any term of this Guaranty or the cancellation or return of any note or other agreement evidencing the Obligations.
24.Irrevocably submits to the jurisdiction of any North Dakota state court or federal court over any action or proceeding arising out of or relating to this Guaranty, the Note, the Loan Agreement, or any instrument, agreement or document related thereto (collectively, the “Loan Documents”); agrees that all claims in respect of such action or proceeding may be heard and determined in such North Dakota state or federal court; irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding; irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing by United States certified mail, return receipt requested, of copies of such process to the Guarantor’s last known address; and agrees that judgment final by appeal, or expiration of time to appeal without an appeal being taken, in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law; provided that nothing in this paragraph shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against either Guarantor or Guarantor’s property in the courts of any other jurisdiction to the extent permitted by law.
25.WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS GUARANTY OR THE LOAN DOCUMENTS.
26.The Guarantor has a direct financial interest in Borrower and will derive financial benefit from the loan transaction described above.
27.This Guaranty may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Dated as of this 16th day of November, 2020.
[Signature pages follow.]

GUARANTOR:

BADLANDS POWER FUELS, LLC,
a Delaware limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

BADLANDS POWER FUELS, LLC,
a North Dakota limited liability company
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

LANDTECH ENTERPRISES, L.L.C.,
a North Dakota limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

IDEAL OILFIELD DISPOSAL, LLC, a North Dakota limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

HECKMANN WATER RESOURCES CORPORATION, a Texas corporation

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

HECKMANN WATER RESOURCES (CVR), INC., a Texas corporation

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

1960 WELL SERVICES, LLC, an Ohio limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

NUVERRA OHIO DISPOSAL LLC, a Delaware limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

CLEARWATER THREE, LLC, an Ohio limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

CLEARWATER FIVE, LLC, an Ohio limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

CLEARWATER SOLUTIONS, LLC, an Ohio limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO

GUARANTOR:

NUVERRA TOTAL SOLUTIONS, LLC, a Delaware limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: CEO
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